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EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                                   PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Andrew Zimmerman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Predictive Systems, Inc. on Form 10-K for the annual period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Predictive Systems, Inc.

                                                By:   /s/  ANDREW ZIMMERMAN

                                                -------------------------------

                                                Andrew Zimmerman
                                                Chief Executive Officer
                                                March 31, 2003



I, Neeraj Sethi, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Predictive Systems, Inc. on Form 10-K for the annual period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Predictive Systems, Inc.

                                                By:   /s/  Neeraj Sethi

                                                --------------------------------

                                                 Neeraj Sethi
                                                 Chief Financial Officer
                                                 March 31, 2003